Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
27.	SUBSEQUENT EVENTS
Acquisition of YY Live
After negotiation with JOYY on next steps following the termination of the share purchase agreement on January 1, 2024, Baidu (Hong Kong) Limited has entered into new agreements on February 25, 2025 with JOYY to acquire, and acquired, YY Live for an aggregate price of approximately
 US$2.1
billion. As part of this transaction, the
 US$1.6
billion that the Group had previously deposited into the escrow accounts under the terminated share purchase agreement has been fully released back to the Group. Upon the issuance of the consolidated financial statements, the accounting for the business combination under the aforesaid new agreements, including the respective purchase price allocation, has not been finalized.
iQIYI 2030 Convertible Notes
In February 2025, iQIYI issued an aggregate principal amount of US$350 million (equivalent to RMB2.6 billion) convertible senior notes (the “iQIYI 2030 Convertible Notes”) for cash. The net proceeds of the iQIYI 2030 Convertible Notes (after deducting the initial purchasers’ discounts, taking into account the estimated reimbursement from the initial purchasers for certain expenses incurred by iQIYI, but without deducting other estimated offering expenses payable by iQIYI) amounted to approximately US$345 million (equivalent to RMB2.5 billion). The iQIYI 2030 Convertible Notes are senior, unsecured obligations of iQIYI, and interest is payable quarterly in cash at a rate of 4.625% per annum in arrears on March 15, June 15, September 15 and December 15 of each year, beginning on June 15, 2025. The iQIYI 2030 Convertible Notes will mature on March 15, 2030 unless repurchased, redeemed or converted prior to such date. The iQIYI 2030 Convertible Notes may be convertible into the iQIYI’s ADS at the holder’s option and subject to the terms of the iQIYI 2030 Convertible Notes, at an initial conversion rate of 324.0966 iQIYI’s ADS per US$1,000 principal amount of the iQIYI 2030 Convertible Notes (which is equivalent to an initial conversion price of approximately US$3.09 per iQIYI’s ADS). Upon conversion, iQIYI will pay or deliver to such converting holders, as the case may be, cash, iQIYI’s ADSs, or a combination of cash and iQIYI’s ADSs, at iQIYI’s election. On March 15, 2028 or in the event of certain fundamental changes, the holders of the iQIYI 2030 Convertible Notes will have the right to require iQIYI to repurchase for cash all or part of their notes at a repurchase price equal to
 100%
of the principal amount of the iQIYI 2030 Convertible Notes to be repurchased, plus accrued and unpaid interest. Concurrently with and shortly after the offering of the iQIYI 2030 Convertible Notes, iQIYI also entered into separate and individually privately negotiated agreements with certain holders of the iQIYI’s existing convertible senior notes to repurchase approximately
 US$300 million (equivalent to RMB2.2 billion) principal amount of such notes for cash. The Group is in the process of determining related accounting treatment.
2030 Five-year Notes and 2035 Notes
In March 2025, the Company issued an aggregate of RMB7.5 billion senior unsecured notes due in 2030, or the 2030 Five-year Notes, with stated annual interest rate of 2.70%, and an aggregate of RMB2.5 billion senior unsecured notes due in 2035, or the 2035 Notes, with stated annual interest rate of 3.00%. The 2030 Five-year Notes will mature on March 12, 2030 and the 2035 Notes will mature on March 12, 2035. Interest on the Notes will accrue from March 12, 2025 and be payable semi-annually in arrears on March 12 and September 12 of each year, beginning on September 12, 2025.
2032 Exchangeable Bonds
In
March 2025, the Company issued an aggregate of US$2 billion exchangeable bonds due 2032, or the 2032 Exchangeable Bonds, which bear no regular interest. The 2032 Exchangeable Bonds reference ordinary shares of Trip.com Group Limited that are listed on the Hong Kong Stock Exchange and the initial exchange ratio of the 2032 Exchangeable Bonds is 1,107.0457 ordinary shares of Trip.com Group Limited (“Trip.com Shares”) per US$100,000 principal amount of the 2032 Exchangeable Bonds. The 2032 Exchangeable Bonds will mature on March 12, 2032, unless repurchased, redeemed, or exchanged in accordance with their terms prior to such date. Holders of the Bonds may not exchange their Bonds prior to the first anniversary of the issue date of the Bonds. If an event of default has occurred and is continuing, holders of the Bonds may exchange the Bonds at any time. Between the first anniversary of the issue date and the date falling 6 months prior to the maturity date of the Bonds, holders of the Bonds may exchange the Bonds into cash only upon the satisfaction of certain contingencies. Thereafter and until the second scheduled trading day preceding the maturity date, holders may exchange the Bonds into cash at any time. Subject to certain conditions, the Company may elect to deliver Trip.com Shares held by the Company in lieu of cash or a combination of cash and Trip.com Shares. The Company is in the process of determining related accounting treatment.